SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

December 12, 2007

Date of Report (Date of earliest event reported):

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive

Montvale, New Jersey 07645

(Address of principal executive offices)

(201) 573-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Convertible Notes Offering

On December 12, 2007, The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) entered into an underwriting agreement (the “Convertible Notes Underwriting Agreement”) with Banc of America Securities LLC and Lehman Brothers Inc. (together, the “Convertible Notes Underwriters”) and Friedman, Billings, Ramsey & Co., Inc., as qualified independent underwriter, relating to the sale by the Company of $150 million aggregate principal amount of 5.125% Convertible Senior Notes due 2011 (the “2011 Notes”) and $230 million aggregate principal amount of 6.75% Convertible Senior Notes due 2012 (the “2012 Notes,” and together with the 2011 Notes, the “Notes”). Pursuant to the Convertible Notes Underwriting Agreement, the Company granted the Convertible Notes Underwriters options to purchase up to an additional $15 million aggregate principal amount of 2011 Notes and $25 million aggregate principal amount of 2012 Notes solely to cover over-allotments, which options were exercised in full on December 14, 2007. The Notes will be issued under a senior indenture, to be dated as of December 18, 2007, between the Company and Wilmington Trust Company, as trustee (the “Trustee”), supplemented by a first supplemental indenture with respect to the 2011 Notes, to be dated as of December 18, 2007, between the Company and the Trustee and a second supplemental indenture with respect to the 2012 Notes, to be dated as of December 18, 2007, between the Company and the Trustee.

The foregoing description of the Convertible Notes Underwriting Agreement is qualified in its entirety by reference to the Convertible Notes Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Common Stock Offering and Share Lending Agreements

Concurrently with the Notes offering, on December 12, 2007, the Company entered into share lending agreements (the “Share Lending Agreements”) with Bank of America, N.A. (the “BANA Borrower”) and Lehman Brothers International (Europe) Limited (the “Lehman Borrower” and, together with the BANA Borrower, the “Share Borrowers”), pursuant to which the Company will lend up to 11,278,988 shares of common stock, par value $1.00 per share, of the Company (the “Common Stock”) to the Share Borrowers, subject to certain adjustments set forth in the Share Lending Agreements for a period ending on the later of (A) the earliest of (i) December 15, 2012, (ii) the date as of which the Company has notified the Share Borrowers in writing of its intention to terminate the agreements at any time after the later of (x) the date on which the entire principal amount of the Notes ceases to be outstanding and (y) the date on which the entire principal amount of additional convertible securities that the Company may issue and that the Company agrees can be hedged under the Share Lending Agreements ceases to be outstanding, in each case, as a result of conversion, redemption, repurchase, cancellation or otherwise, and (iii) the date on which the Share Lending Agreements terminate in accordance with their terms and (B) the later of the final settlement date with respect to the final expiration date or final termination date of the warrant transactions described below.

On December 12, 2007, the Company entered into an underwriting agreement (the “Equity Underwriting Agreement”) with the BANA Borrower, the Lehman Borrower, Banc of America Securities LLC (“BAS”) and Lehman Brothers Inc. (“Lehman”). Pursuant to and upon the terms of the Share Lending Agreements, the Company will issue and lend to the BANA Borrower and the Lehman Borrower 8,134,002 shares of Common Stock (the “Borrowed Shares”) as a share loan. BAS and Lehman (the “Equity Underwriters”) are also acting as underwriters with respect to the Borrowed Shares, which are being offered to the public. 6,300,752 of the Borrowed Shares will be initially offered at $28.00 per share and the remaining 1,833,250 Borrowed Shares will subsequently be sold at prevailing market prices at the time of sale or at negotiated prices.

The Company will not receive any proceeds from the sale of the Borrowed Shares pursuant to the Share Lending Agreements but will receive a nominal lending fee of $0.001 per share for each share of Common Stock that it loans pursuant to the Share Lending Agreements. The Share Borrowers, which are affiliates of the Convertible Notes Underwriters and the Equity Underwriters, will receive all of the proceeds from the sale of Borrowed Shares pursuant to the Share Lending Agreements.

Borrowed Shares may also be used in connection with hedging the Convertible Note Hedge and Warrant Transactions described below.

The foregoing description of the Equity Underwriting Agreement and the Share Lending Agreements is qualified in its entirety by reference to the Equity Underwriting Agreement and the Share Lending Agreements, which are attached hereto as Exhibits 1.2, 10.9 and 10.10 and are incorporated herein by reference.

Convertible Note Hedge and Warrant Transactions

In connection with the Notes offering, on December 12, 2007, the Company entered into convertible note hedge and warrant transactions (the “Convertible Note Hedge and Warrant Transactions”) with Bank of America, N.A. and Lehman Brothers Inc. and Lehman Brothers OTC Derivatives Inc. (the “Counterparties”). The Convertible Note Hedge and Warrant Transactions are designed to reduce the Company’s exposure to potential dilution of its Common Stock upon any conversion of the Notes. The convertible note hedge transactions, which are structured as call options, allow the Company to purchase from the Counterparties shares of Common Stock in connection with a conversion of the Notes. The warrant transactions allow the Counterparties to require the Company to sell to them shares of Common Stock. The cost to the Company of the hedge transactions will be approximately $66.1 million, and the proceeds received by the Company for the warrant transactions will be approximately $33.3 million, resulting in a net incremental cost to the Company of approximately $32.8 million.

The Company and the Counterparties entered into confirmation letters (collectively, the “Confirmations”) setting forth the terms and conditions of the Convertible Note Hedge and Warrant Transactions. The Confirmations relating to the warrant transactions were amended as of December 14, 2007 in connection with the exercise of the over-allotment options by the Convertible Notes Underwriters. The foregoing description of the Convertible Note Hedge and Warrant Transactions is qualified in its entirety by reference to the Confirmations, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 and are incorporated herein by reference.

Relationships

The Convertible Notes Underwriters, the Equity Underwriters, the Share Borrowers, the Counterparties and their respective affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services for the Company and its affiliates for which services they have received, and may in the future receive, customary fees. BAS is the sole lead arranger under the Company’s senior secured revolving credit facility (the “ABL facility”). In addition, affiliates of the Convertible Notes Underwriters, the Equity Underwriters, the Share Borrowers and the Counterparties are the lead arrangers under the Company’s bridge facility which was entered into with the Company’s acquisition of Pathmark and which will be repaid in full in connection with the Notes offering. The net proceeds of the Notes offering, together with cash on hand and borrowings under the Company’s ABL facility, will be used to repay the bridge loan and to pay the cost of the Convertible Note Hedge and Warrant Transactions and, accordingly, affiliates of the Convertible Notes Underwriters, the Equity Underwriters, the Share Borrowers and the Counterparties will receive substantially all of the proceeds of the Notes offering.

Item 3.02.    Unregistered Sale of Equity Securities.

On December 12, 2007, pursuant to the Convertible Note Hedge and Warrant Transactions, the Company sold warrants to acquire, subject to specified terms and conditions and customary anti-dilution adjustments, an aggregate of 10,205,526 million shares of Common Stock, 4,120,876 shares at a strike price of $46.20 per share and 6,084,650 shares at a strike price of $49.00 per share, in each case in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

Additional information included in Item 1.01 above regarding the Convertible Note Hedge and Warrant Transactions is incorporated by reference into this Item 3.02.

The warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01.    Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 12, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Banc of America Securities LLC, Lehman Brothers Inc. and Friedman Billings, Ramsey & Co., Inc.

1.2

Underwriting Agreement, dated December 12, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A., Banc of America Securities LLC, Lehman Brothers International (Europe) Limited and Lehman Brothers Inc.

10.1	Confirmation of Issuer Warrant Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.2	Confirmation of Issuer Warrant Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.3	Confirmation of Issuer Warrant Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.4	Confirmation of Issuer Warrant Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.5	Confirmation of Convertible Bond Hedge Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.6	Confirmation of Convertible Bond Hedge Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.7	Confirmation of Convertible Bond Hedge Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.8	Confirmation of Convertible Bond Hedge Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.9	Share Lending Agreement, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.10	Share Lending Agreement, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc., Lehman Brothers International (Europe) Limited and Lehman Brothers Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2007

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:	/s/ Allan Richards
	Name:	Allan Richards
	Title:	Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 12, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Banc of America Securities LLC, Lehman Brothers Inc. and Friedman Billings, Ramsey & Co., Inc.

1.2

Underwriting Agreement, dated December 12, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A., Banc of America Securities LLC, Lehman Brothers International (Europe) Limited and Lehman Brothers Inc.

10.1	Confirmation of Issuer Warrant Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.2	Confirmation of Issuer Warrant Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.3	Confirmation of Issuer Warrant Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.4	Confirmation of Issuer Warrant Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.5	Confirmation of Convertible Bond Hedge Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.6	Confirmation of Convertible Bond Hedge Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.7	Confirmation of Convertible Bond Hedge Transaction for 2011 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.8	Confirmation of Convertible Bond Hedge Transaction for 2012 Notes, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.9	Share Lending Agreement, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.10	Share Lending Agreement, dated December 12, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc., Lehman Brothers International (Europe) Limited and Lehman Brothers Inc.